Changes in accounting policies, comparability and adjustments	3 Months Ended
Jun. 30, 2019
Disclosure Significant Accounting Policies [Line Items]
Transition effects of the initial application of IFRS 16 accounting standard

Adoption of IFRS 16, Leases

Application and transition effect

Effective from 1 January 2019, UBS adopted IFRS 16, Leases, which replaced IAS 17, Leases, and sets out the principles for the recognition, measurement, presentation and disclosure of leases.

IFRS 16 introduces a single lessee accounting model and fundamentally changes how UBS accounts for operating leases when acting as a lessee, with a requirement to record a right-of-use asset and lease liability on the balance sheet. UBS is a lessee in a number of leases, primarily of real estate, including offices, retail branches and sales offices, with a smaller number of IT hardware leases. As permitted by the transitional provisions of IFRS 16, UBS elected to apply the modified retrospective approach and has not restated comparative figures. Overall, adoption of IFRS 16 resulted in a USD 3.5 billion increase in both total assets and total liabilities in UBS’s consolidated financial statements. There was no effect on equity.

  Refer to the tables on the next page for more information

UBS applied the following practical expedients that are permitted on transition to IFRS 16 where UBS is the lessee in a lease previously classified as an operating lease:

  to not reassess whether or not a contract contained a lease;
  to rely on previous assessments of whether such contracts were considered onerous;
  to rely on previous sale-and-leaseback assessments;
  to adjust lease terms with the benefit of hindsight with respect to whether extension or termination options are reasonably certain of being exercised;
  to discount lease liabilities using the Group’s incremental borrowing rate in each currency as at 1 January 2019;
  to initially measure the right-of-use asset at an amount equal to the lease liability for leases previously classified as operating leases, adjusted for existing lease balances such as rent prepayments, rent accruals, lease incentives and onerous lease provisions, but excluding initial direct costs; and
  to not apply IFRS 16 to leases whose remaining term will end within 12 months from the transition date.

The measurement of leases previously classified as finance leases, where UBS acts as lessee, has not changed on transition to IFRS 16. Similarly UBS has made no adjustments where UBS acts as lessor, in either a finance or operating lease, of physical assets it owns. Where UBS acts as an intermediate lessor, i.e., where UBS enters into a head lease and subleases the asset to a third party, the sublease has been classified as either a finance or operating lease based primarily on whether the sublease term consumes the majority of the remaining useful life of the right-of-use asset arising from the head lease as at the transition date.

The following table reconciles the obligations in respect of operating leases as at 31 December 2018 to the opening lease liabilities recognized on 1 January 2019:

Reconciliation between operating lease commitments disclosed under IAS 17 and lease liabilities recognized under IFRS 16
USD million
Total undiscounted operating lease commitments as of 31 December 2018	4,688
Leases with a remaining term of less than one year as of 1 January 2019	(18)
Excluded service components	(296)
Reassessment of lease term for extension or termination options	403
Total undiscounted lease payments	4,777
Discounted at a weighted average incremental borrowing rate of 3.07%	(744)
IFRS 16 transition adjustment	4,033
Finance lease liabilities as of 31 December 2018	24
Carrying amount of total lease liabilities as of 1 January 2019	4,057

The following table provides details on the determination of right-of-use assets on transition:

Determination of right-of-use (RoU) assets on transition
USD million	Carrying amount
Recognition of gross RoU assets upon adoption of IFRS16 (IFRS 16 transition adjustment)	4,033
Offset by liabilities recognized as of 31 December 2018	(521)
of which: other non-financial liabilities (lease incentives)	(204)
of which: other financial liabilities measured at amortized cost (rent accruals)	(185)
of which: provisions (onerous lease provisions)	(132)
Increase in total assets resulting from the adoption of IFRS 16 on 1 January 2019[1]	3,512
Reclassification of assets recognized as of 31 December 2018 as an addition to RoU assets	43
of which: other financial assets measured at amortized cost (finance lease assets recognized under IAS 17 as of 31 December 2018)	24
of which: other non-financial assets (prepaid rent)	19
Reclassification of finance lease receivables from subleases to other financial assets measured at amortized cost resulting in a reduction of RoU assets	(176)
Total right-of-use assets as of 1 January 2019 presented within Property, equipment and software	3,378
1 Total liabilities increased by the same amount upon adoption of IFRS 16.

Lease liabilities are presented within Other financial liabilities measured at amortized cost and right-of-use assets within Property, equipment and software. Finance lease receivables are included within Other financial assets measured at amortized cost. Due to the practical expedients taken on transition, there was no effect on equity. The weighted average lease term at 1 January 2019 was approximately 9 years.

During the second quarter the depreciation charge for right-of-use assets presented within Depreciation and impairment of property, equipment and software was USD 119 million (first quarter of 2019: USD 118 million). The interest charge on lease liabilities presented within Interest expense from financial instruments measured at amortized cost was USD 31 million (first quarter of 2019: USD 32 million) and other rent expenses (including non-lease components paid to landlords) presented within General and administrative expenses were USD 12 million (first quarter of 2019: USD 16 million). This compares with a total rent expense presented in General and administrative expenses of USD 149 million and USD 152 million for the quarters ended 30 June 2018 and 31 March 2018, respectively.

Update to significant accounting policy – Leasing (disclosed in Note 1a item 15 Leasing in the financial statements 2018)

UBS predominantly enters into lease contracts, or contracts that include lease components, as a lessee of real estate, including offices, retail branches and sales offices, with a small number of IT hardware leases. UBS identifies non-lease components of a contract and accounts for them separately from lease components.

When UBS is lessee in a lease arrangement, UBS recognizes a lease liability and corresponding right-of-use (RoU) asset at the commencement of the lease term when UBS acquires control of the physical use of the asset. Lease liabilities are presented within Other financial liabilities measured at amortized cost and RoU assets within Property, equipment and software. The lease liability is measured based on the present value of the lease payments over the lease term, discounted using UBS’s unsecured borrowing rate given the rate implicit in a lease is generally not observable to the lessee. Interest expense on the lease liability is presented within Interest expense from financial instruments measured at amortized cost. The RoU asset is recorded at an amount equal to the lease liability but is adjusted for rent prepayments, initial direct costs, any costs to refurbish the leased asset or lease incentives received. The RoU asset is depreciated over the shorter of the lease term or the useful life of the underlying asset, with the depreciation presented within Depreciation and impairment of property, equipment and software.

Lease payments generally include fixed payments and variable payments that depend on an index (such as an inflation index). When the lease contains an extension or termination option that the Group considers reasonably certain to be exercised, the expected rental payments or costs of termination are included within the lease payments used to generate the lease liability. UBS does not typically enter into leases with purchase options or residual value guarantees.

Where UBS acts as lessor or sublessor under a finance lease, a receivable is recognized in Other financial assets measured at amortized cost at an amount equal to the present value of the aggregate of the lease payments plus any unguaranteed residual value that UBS expects to recover at the end of the lease term. Initial direct costs are also included in the initial measurement of the lease receivable. Lease payments received during the lease term are allocated as repayments of the outstanding receivable. Interest income reflects a constant periodic rate of return on UBS’s net investment using the interest rate implicit in the lease (or, for subleases, the rate for the head lease). UBS reviews the estimated unguaranteed residual value annually, and if the estimated residual value to be realized is less than the amount assumed at lease inception, a loss is recognized for the expected shortfall. Where UBS acts as a lessor or sublessor in an operating lease, UBS recognizes the operating lease income on a straight-line basis over the lease term.

Lease receivables are subject to impairment requirements as set out in point g. in “Note 1a item 3 Financial instruments.” Expected credit losses (ECL) on lease receivables are determined following the general impairment model within IFRS 9, Financial Instruments, without utilizing the simplified approach of always measuring impairment at the amount of lifetime ECL

Other changes to accounting policies

Other changes to accounting policies

Changes in Corporate Center segment reporting, cost and resource allocation to business divisions

Effective from 1 January 2019, UBS made changes to Corporate Center segment reporting, as well as cost and resource allocation to business divisions.

  Refer to “Note 2 Segment reporting” for more information

Presentation of dividend income and expense from financial instruments measured at fair value through profit or loss

Effective from 1 January 2019, UBS refined the presentation of dividend income and expense. This resulted in a reclassification of dividends from Interest income (expense) from financial instruments measured at fair value through profit or loss into Other net income from financial instruments measured at fair value through profit or loss (prior to 1 January 2019: Other net income from fair value changes on financial instruments). The change aligns the presentation of dividends with related fair value changes from the equity instruments and economic hedges removing volatility that has historically arisen within both Net interest income and Other net income from fair value changes on financial instruments. There is no effect on Total operating income or Net profit / (loss). Prior periods have been restated for this presentational change and the effect on the respective reporting lines is outlined in the table below.

Refer to “Note 1d International Financial Reporting Standards and Interpretations to be adopted in 2019 and later and other changes” in the “Consolidated financial statements” section of the Annual Report 2018 for further details on standards adopted by UBS from 1 January 2019, none of which had a material effect on the Group’s financial statements.

Changes to the presentation of dividend income and expense from financial instruments measured at fair value through profit or loss
	For the quarter ended				Year-to-date
USD million	31.3.18	30.6.18	30.9.18	31.12.18	31.12.18
Interest income from financial instruments measured at fair value through profit or loss	(572)	(636)	(699)	(401)	(2,308)
Interest expense from financial instruments measured at fair value through profit or loss	160	846	175	151	1,331
Net interest income	(412)	210	(524)	(250)	(976)
Other net income from financial instruments measured at fair value through profit or loss	412	(210)	524	250	976